UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2007

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20939	13-3696170
(Commission File Number)	(IRS Employer Identification Number)

235 Second Street

San Francisco, CA 94105

(Address of principal executive offices including zip code)

(415) 344-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 25, 2007, CNET Networks, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with AG.com, Inc. (“AG”), a subsidiary of American Greetings Corporation, pursuant to which AG purchased substantially all of the assets and assumed certain liabilities of the Company’s Webshots business unit, which was a reporting unit within the Company’s U.S. Media reporting segment, for $45.2 million in cash (the “Asset Sale”).

The Purchase Agreement contains customary representations and warranties, as well as covenants by each of the parties thereto, and indemnification provisions whereby each party agrees to indemnify the other for breaches of representations, warranties and covenants and certain other matters. Pursuant to the Purchase Agreement, the Company agreed that it shall not, until the third anniversary of the completion of the Asset Sale, compete with AG in the online-photo sharing business, subject to certain exceptions. The Asset Sale was completed on October 25, 2007.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 2.1 to this report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.01 by reference.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information

The following unaudited pro forma condensed consolidated financial statements and notes thereto are filed herewith as Exhibit 99.1 and are incorporated herein by this reference:

1.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2007

2.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006

3.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005

4.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004

5.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007

6.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

This unaudited pro forma financial information should be read in conjunction with CNET Networks’ 2006 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 1, 2007 and CNET Networks’ Quarterly Report on Form 10-Q for the period ended June 30, 2007 filed with the Securities and Exchange Commission on August 1, 2007.

(d)	Exhibit No.	Description
	2.1	Asset Purchase Agreement between CNET Networks, Inc. and AG.com, Inc. dated as of October 25, 2007

	99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2007, and for the years ended December 31, 2006, 2005 and 2004 and the six months ended June 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2007

CNET Networks, Inc.

By:	/s/ George E. Mazzotta
Name: George E. Mazzotta
Title: Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
2.1	Asset Purchase Agreement between CNET Networks, Inc. and AG.com, Inc. dated as of October 25, 2007

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2007, and for the years ended December 31, 2006, 2005 and 2004 and the six months ended June 30, 2007